SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2009

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10943 North Sam Houston Parkway West
Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Agreement

     On August 31, 2009, NCI Building Systems, Inc. (the “Company”) entered into a second amendment (“Amendment No. 2”) to the Investment Agreement, dated as of August 14, 2009 (the “Original Investment Agreement”), by and between the Company and Clayton, Dubilier & Rice Fund VIII, L.P. (the “CD&R Fund”), as previously amended by that amendment ( “Amendment No. 1”), dated as of August 28, 2009, by and between the Company and the CD&R Fund (the Original Investment Agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Investment Agreement”).

     In the Investment Agreement, and subject to the terms and conditions set forth therein, the Company agreed to issue and sell to the CD&R Fund, and the CD&R Fund agreed to purchase from the Company, for an aggregate purchase price of $250 million, 250,000 shares of a newly created class of preferred stock, par value $1.00 per share, of the Company, to be designated the Series B Cumulative Convertible Participating Preferred Stock (the “Preferred Stock,” and shares thereof, the “Preferred Shares”). The purchase and sale of the Preferred Shares pursuant to the terms of the Investment Agreement is referred to herein as the “Equity Investment.” The closing of the Equity Investment is subject to the satisfaction or waiver of a number of closing conditions set forth in the Investment Agreement, including, among others:

• the consummation of an exchange offer (the “Exchange Offer”) by the Company to acquire all of the Company’s existing 2.125% convertible notes due 2024 in exchange for a combination of cash and shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), which exchange offer will be subject to a number of conditions, including the tender of at least 95% of the aggregate principal amount of such convertible notes; and

• the refinancing of the Company’s existing senior secured credit facility (the “Refinancing”), including the repayment of approximately $143 million in principal amount of the existing $293 million in principal amount of outstanding term loans thereunder and a modification of the terms and an extension of the maturity of the remaining $150 million outstanding balance of the term loans.

     Amendment No. 2, among other things, (1) amends the terms of the Exchange Offer contemplated by the Investment Agreement, providing that the Company will launch an offer to acquire the Company’s existing convertible notes for $500 in cash and 390 shares of Common Stock, for each $1,000 principal amount of convertible notes tendered and accepted in the Exchange Offer; (2) reduces the initial conversion price of the Preferred Shares from $2.34 to $1.2748 per share of Common Stock; (3) eliminates the maturity of the Preferred Stock and provides for milestone redemption provisions in lieu thereof, pursuant to which on and after the tenth anniversary of the original issuance date of the Preferred Shares, each holder of Preferred Stock will have the right to require the Company to redeem all its Preferred Shares, and the Company will have the right to redeem all then issued and outstanding Preferred Shares, in each case, at a price equal to the liquidation preference of such redeemed Preferred Shares plus accrued dividends thereon as of the applicable redemption date; and (4) amends the terms of the “prepackaged” bankruptcy plan (the “Prepackaged Plan”) that the Company may or, under the terms of the Investment Agreement, may be required to file as an alternative means to implement the transactions contemplated by the Investment Agreement to account for the amended terms of the Exchange Offer.

Lock-Up Agreement

     On August 31, 2009, concurrently with the execution of Amendment No. 2, the Company entered into a lock-up and voting agreement (the “Lock-Up Agreement”) with holders of more than 75% of the Company’s outstanding convertible notes, certain of which holders also hold term loans outstanding under the Company’s senior secured credit facility (collectively, the “Consenting Creditors”). Pursuant to, and subject to the terms set forth in the Lock-Up Agreement, each Consenting Creditor has irrevocably agreed, among other things:

• to tender all convertible notes held or beneficially owned by it, or with respect to which it serves as manager or investment advisor having the unrestricted power to vote or dispose thereof, in the Exchange Offer on the terms set forth in Amendment No. 2;

• to the extent such Consenting Creditors holds obligations under the Company’s existing credit agreement, to accept its share of the prepayment of approximately $143 million of the term loans outstanding under the existing credit agreement applicable to the obligations under the existing credit agreement held by it, and, with respect to the remaining obligations under the existing credit agreement held by it, to execute an amendment and restatement of the existing credit agreement substantially in the form of the Amended Credit Agreement attached as to the Investment Agreement; and

• to vote all convertible notes and/or other obligations under the Company’s existing credit agreement held by it in favor of the prepackaged plan contemplated by the Investment Agreement.

     Each Consenting Creditor also agreed, from and after the date of the Lock-Up Agreement, not to directly or indirectly transfer any convertible note or term loan under the Company’s senior secured credit facility or interest therein other than a transfer that (1) does not require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and (2) that is in accordance with the terms of the Company’s existing credit agreement and the indenture under which the convertible notes were issued, as applicable, to (a) a transferee that is a Consenting Creditor or any of its affiliates or (b) a transferee that is a “Qualified Institutional Buyer” within the meaning of Rule 144A promulgated under the Securities Act. Unless a transfer is being made to a Consenting Creditor, such transfer must be pursuant to a privately negotiated transaction and the transferee must execute and deliver to the Company a joinder agreement pursuant to which the transferee agrees to be bound by the terms of the Lock-Up Agreement.

     In addition, under the Lock-Up Agreement, the Company has agreed that, among other things and subject to certain conditions, (1) holders of convertible notes representing at least a majority of the outstanding convertible notes may submit proposed persons to serve as the initial “Unaffiliated Shareholder Directors” (as defined in the Form of Stockholders Agreement attached as Exhibit C to the Investment Agreement) as of the closing of the transactions contemplated by the Investment Agreement, and the Company will consider in good faith any such proposed persons; (2) prior to the appointment of the initial Unaffiliated Shareholder Directors and prior to the closing of the Equity Investment, the Company will provide notice of the Company’s proposed initial Unaffiliated Shareholder Directors; and (3) in the event that holders representing at least a majority of the outstanding convertible notes provide written notice to the Company that they object to the proposed initial Unaffiliated Shareholder Directors, the Company will propose alternative candidates to serve as the initial Unaffiliated Shareholder Directors so that at least one of the two initial Unaffiliated Shareholder Directors is acceptable to holders of convertible notes representing at least a majority of the outstanding convertible notes.

     The Company has also agreed to enter into a registration rights agreement containing customary indemnification provisions for selling shareholders that will provide registration rights to the Consenting Creditors in the event that the transactions contemplated by the Equity Investment are consummated or, in the alternative, if the Prepackaged Plan is confirmed and the Common Stock received by the Consenting Creditors is not freely tradable pursuant to the provisions of Section 1145 of title 11 of the United States Code. Under such registration rights agreement, and subject to customary blackout periods in connection with earnings releases and material corporate developments, the Company will (1) no later than five business days following the closing of the Equity Investment or, in the alternative, the confirmation of the Prepackaged Plan, file with the U.S. Securities and Exchange Commission (the “SEC”) a “shelf” registration statement covering resales of the Common Stock received by the Consenting Creditors on a delayed or continuous basis and (2) use its best efforts to maintain the effectiveness of such registration until the earlier of (a) six months after the closing of the Equity Investment or, in the alternative, the confirmation of the Prepackaged Plan and (b) the date on which all such Common Stock held by the Consenting Creditors can be resold pursuant to Rule 144 of the Securities Act without limitation as to volume or compliance with any manner of sale requirements. If, however, during the six months after the closing of the Equity Investment or, in the alternative, the confirmation of the Prepackaged Plan, there is not “adequate current public information” with respect to the Company for purposes of resales of Common Stock under Rule 144(c) under the Securities Act, then the Company will use its best efforts to maintain the effective of the registration until the earlier of (a) twelve months after the closing of the Equity Investment or, in the alternative, the confirmation of the Prepackaged Plan and (b) the date on which all such Common Stock held by the Consenting Creditors can be resold pursuant to Rule 144 of the Securities Act without limitation as to volume or compliance with any manner of sale requirements.

     The Lock-Up Agreement may be terminated by holders of 66-2/3% of the convertible notes held by all Consenting Creditors under certain circumstances, including, among other things, if (1) an event occurs that would provide either the Company or the CD&R Fund with the right to terminate the Investment Agreement under the terms of the Investment Agreement, (2) the Investment Agreement is terminated; (3) there is a material breach of the Company’s obligations under the Lock-Up Agreement; (4) the economic terms of the transactions contemplated by the Investment Agreement are altered or amended in a manner adverse to the consenting lenders; (5) the consideration (or mix of consideration) being offered in the transactions contemplated by the Investment Agreement is altered or amended; (6) the other terms of the transactions contemplated by the Investment Agreement are altered or amended in a manner materially adverse to the Consenting Creditors; or (7) the minimum tender condition of the proposed Exchange Offer is altered or amended, or an amendment to the existing credit agreement as contemplated by the Investment Agreement is executed and in effect and, at such time, such amendment is not binding on all lenders under the Company’s existing credit agreement.

*         *         *

     The foregoing descriptions of the Investment Agreement, Amendment No. 2 and the Lock-Up Agreement are summaries and are qualified in their entirety by reference to the full text of each such document. The Original Investment Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 19, 2009, and Amendment No. 1 was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 28, 2009. Amendment No. 2 is attached hereto as Exhibit 2.1 and the Lock-Up Agreement is attached hereto as Exhibit 2.2.

Item 8.01. Other Events.

     On September 1, 2009, the Company issued a press release relating to the entry into Amendment No. 2 and the Lock-Up Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It/Additional Disclosure

     In connection with the proposed exchange offer by the Company to acquire all of the Company’s convertible notes, issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, a tender offer statement on Schedule TO and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the tender offer statement and the other related documents and materials filed with the SEC, as well as any amendments and supplements thereto, when they become available because they will contain important information about the Company, the proposed exchange offer and related transactions.

     The final offer document and prospectus relating to the proposed exchange offer will be mailed to the holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, tender offer statement and the final offer document and prospectus (when available), as well as other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Free copies of NCI's filings with the SEC may also be obtained from the Company's Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

     This Current Report on Form 8-K (including the exhibits and attachments hereto and thereto) shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, securities, nor shall there be any exchange or sale of such securities in any jurisdiction in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, the proposed offer for the Company’s convertible notes described in this communication has not commenced. At the time that the contemplated offer is commenced, the Company will file a statement on Schedule TO and a registration statement on Form S-4 with the SEC. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

2.1	Amendment No. 2, dated as of August 31, 2009, to the Investment Agreement, dated as of
August 14, 2009, by and between NCI Building Systems, Inc. and Clayton, Dubilier & Rice
Fund VIII, L.P., including as exhibits thereto:
– Annex A: Terms and Conditions of the Offer
– Exhibit B: Form of Certificate of Designations, Preferences and Rights of the Series B Preferred Stock
2.2	Lock-Up and Voting Agreement, dated as of August 31, 2009, by and among NCI Building
Systems, Inc. and the signatories thereto
99.1	Press Release dated September 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NCI BUILDING SYSTEMS, INC.

                                                      By: /s/ Todd R. Moore
                                                            Name:  Todd R. Moore
                                                            Title:     Executive Vice President,
                                                                        Secretary & General Counsel

Date: September 1, 2009

EXHIBIT INDEX

    Exhibit No.

2.1	Amendment No. 2, dated as of August 31, 2009, to the Investment Agreement, dated as of
August 14, 2009, by and between NCI Building Systems, Inc. and Clayton, Dubilier & Rice
Fund VIII, L.P., including as exhibits thereto:
– Annex A: Terms and Conditions of the Offer
– Exhibit B: Form of Certificate of Designations, Preferences and Rights of the Series B Preferred Stock
2.2	Lock-Up and Voting Agreement, dated as of August 31, 2009, by and among NCI Building
Systems, Inc. and the signatories thereto
99.1	Press Release dated September 1, 2009